SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

	Filed by the Registrant	[X]
	Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

Fidelity Phillips Street Trust
(Name of Registrant as Specified In Its Charter)

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[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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jm04012015_MMKT combined Short.ppt

[PowerPoint Slide 1]

[Bold green header] What is happening with the Fidelity money market mutual funds in your retirement plans?

[Green Line with arrow logo appears]

Text - [arrow bullet] The U.S. Securities and Exchange Commission (SEC) significantly changed money market mutual fund regulations in 2014, with full implementation required by late-2016

Text - [arrow bullet] U.S. Treasury and government money market mutual funds will remain exempt from the structural changes in the SEC's new rule

Text - [arrow bullet] During periods of extraordinary market stress, redemptions from prime (general purpose) money market mutual funds could be temporarily halted, which could hinder normal retirement plan transactions (withdrawals, contributions, exchanges, etc.)

Text - [arrow bullet] Therefore, the board of trustees for several prime Fidelity money market mutual funds offered in retirement plans will request over the coming months that shareholders approve their conversion to government funds

Text - [indented square bullet] Shareholder approval of this policy change would enable Fidelity Cash Reserves and Retirement Money Market Portfolio to operate as government money market funds

Text - [indented square bullet] By operating as government money market funds, the funds will seek to maintain a stable net asset value per share (NAV) and will not be subject to liquidity fees or redemption gates under the rules governing the operations of money market funds

[bottom left footer] 1 For plan sponsor use only -- not for distribution to plan participants

[bottom right footer picture of Fidelity Investments and pyramid design logo appears]

[PowerPoint Slide 2]

[Bold green header] New SEC rules for taxable money market funds will be fully implemented by October 2016

[Green Line with arrow logo appears]

[Table with green background]

Fund Type	Net Asset Value (NAV)	Liquidity Fee	Redemption Gate
U.S. Treasury	Stable	No	No
Government	Stable	No	No
Retail Municipal/Tax-Exempt	Stable	Yes	Yes
Retail Prime/General Purpose	Stable	Yes	Yes
Institutional Municipal/Tax-Exempt	Floating	Yes	Yes
Institutional Prime/General Purpose	Floating	Yes	Yes

[Table with green background]

Money Market Reform	Final Rule	SEC Implementation Deadline
Floating NAV	Applicable funds will transact and price at a net asset value per share that can change, or "float," based on pricing the underlying fund holdings out to four decimal places ($1.0000)	October 14, 2016
Liquidity Fee

If a fund's weekly liquid assets were to fall below 30%, fund's board may impose a 2% fee on redemptions

If a fund's weekly liquid assets were to fall below 10%, redemptions will be subject to a 1% fee, unless fund's board determines otherwise

Redemption Gate	If a fund's weekly liquid assets were to fall below 30%, fund's board may suspend redemptions for up to 10 days
Retail Fund Definition	Retail funds limit shareholders to beneficial ownership by "natural persons" (individuals) Institutional funds are open to any shareholders, including individuals, small businesses, and corporations

[bottom left footer] 2 For plan sponsor use only -- not for distribution to plan participants

[bottom right footer picture of Fidelity Investments and pyramid design logo appears]

[PowerPoint Slide 3]

[Bold green header] Important Information

[Green Line with arrow logo appears]

Text - FOR PLAN SPONSOR USE ONLY - NOT FOR DISTRIBUTION TO PLAN PARTICIPANTS

Text - These opinions are subject to change at any time based on market or other conditions. These materials are provided for informational purposes only and should not be used or construed as a recommendation of any security, sector, or investment strategy. Please consult your tax or financial advisor for additional information concerning your specific situation.

Text - Nothing contained herein constitutes investment, legal, tax or other advice nor is it to be relied on in making an investment or other decision. The information presented is only as current as the date indicated, and may be superseded by subsequent market events or for other reasons. Statements concerning financial market trends are based on current market conditions, which will fluctuate. The viewpoints expressed by me during the course of my presentation are not necessarily the viewpoints of others or Fidelity as an organization.

Text - Past performance is no guarantee of future results. Investment return will fluctuate, therefore you may have a gain or loss when you sell shares.

Text - An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at 1.00 per share, it is possible to lose money by investing in the fund. Interest rate increases can cause the price of money market securities to decrease.

Text - Diversification does not ensure a profit or guarantee against a loss.

Text - In general the bond market is volatile, and fixed income securities carry interest rate risk. (As interest rates rise, bond prices usually fall, and vice versa. This effect is usually more pronounced for longer-term securities.) Fixed income securities also carry inflation risk and credit and default risks for both issuers and counterparties. Unlike individual bonds, most bond funds do not have a maturity date, so avoiding losses caused by price volatility by holding them until maturity is not possible. Foreign securities can be more volatile than U.S. markets due to increased risks of adverse issuer, political, regulatory, market or economic developments. Changes in government regulation, interest rates and economic downturns can have a significant effect on issuers in the financial services sector, including the price of their securities or their ability to meet their payment obligations. Prepayment of principal prior to a security's maturity can cause greater price volatility if interest rates change. The fund can invest in securities that may have a leveraging effect (such as derivatives and forward-settling securities) which may increase market exposure, magnify investment risks, and cause losses to be realized more quickly. Conservative Income Bond Fund is not a money market fund and will have a fluctuating NAV.

Text - Before investing, consider the funds' investment objectives, risks, charges, and expenses. Contact Fidelity for a prospectus or, if available, a summary prospectus containing this information. Read it carefully.

Text - Fidelity Brokerage Services LLC, Member NYSE, SIPC, 900 Salem Street, Smithfield, RI 02917

Text - 718914.1.0

[bottom left footer] 3 For plan sponsor use only -- not for distribution to plan participants

[bottom right footer picture of Fidelity Investments and pyramid design logo appears]

jm03312015_Cash Reserves Short.pdf

[PDF Page 1]

[Bold green header] What is happening with the Fidelity Cash Reserves fund in your retirement plans?

[Green Line with arrow logo appears]

Text - [arrow bullet] The U.S. Securities and Exchange Commission (SEC) significantly changed money market mutual fund regulations in 2014, with full implementation required by late-2016

Text - [arrow bullet] U.S. Treasury and government money market mutual funds will remain exempt from the structural changes in the SEC's new rule

Text - [arrow bullet] During periods of extraordinary market stress, redemptions from prime (general purpose) money market mutual funds could be temporarily halted, which could hinder normal retirement plan transactions (withdrawals, contributions, exchanges, etc.)

Text - [arrow bullet] Therefore, the board of trustees for several prime Fidelity money market mutual funds offered in retirement plans will request over the coming months that shareholders approve their conversion to government funds

Text - [indented square bullet] Shareholder approval of this policy change would enable Fidelity Cash Reserves to operate as government money market funds

Text - [indented square bullet] By operating as government money market funds, the funds will seek to maintain a stable net asset value per share (NAV) and will not be subject to liquidity fees or redemption gates under the rules governing the operations of money market funds

[bottom left footer] 1 For plan sponsor use only -- not for distribution to plan participants

[bottom right footer picture of Fidelity Investments and pyramid design logo appears]

[PDF Page 2]

[Bold green header] New SEC rules for taxable money market funds will be fully implemented by October 2016

[Green Line with arrow logo appears]

[Table with green background]

Fund Type	Net Asset Value (NAV)	Liquidity Fee	Redemption Gate
U.S. Treasury	Stable	No	No
Government	Stable	No	No
Retail Municipal/Tax-Exempt	Stable	Yes	Yes
Retail Prime/General Purpose	Stable	Yes	Yes
Institutional Municipal/Tax-Exempt	Floating	Yes	Yes
Institutional Prime/General Purpose	Floating	Yes	Yes

[Table with green background]

Money Market Reform	Final Rule	SEC Implementation Deadline
Floating NAV	Applicable funds will transact and price at a net asset value per share that can change, or "float," based on pricing the underlying fund holdings out to four decimal places ($1.0000)	October 14, 2016
Liquidity Fee

If a fund's weekly liquid assets were to fall below 30%, fund's board may impose a 2% fee on redemptions

If a fund's weekly liquid assets were to fall below 10%, redemptions will be subject to a 1% fee, unless fund's board determines otherwise

Redemption Gate	If a fund's weekly liquid assets were to fall below 30%, fund's board may suspend redemptions for up to 10 days
Retail Fund Definition	Retail funds limit shareholders to beneficial ownership by "natural persons" (individuals) Institutional funds are open to any shareholders, including individuals, small businesses, and corporations

[bottom left footer] 2 For plan sponsor use only -- not for distribution to plan participants

[bottom right footer picture of Fidelity Investments and pyramid design logo appears]

[PDF Page 3]

[Bold green header] Important Information

[Green Line with arrow logo appears]

Text - FOR PLAN SPONSOR USE ONLY - NOT FOR DISTRIBUTION TO PLAN PARTICIPANTS

Text - These opinions are subject to change at any time based on market or other conditions. These materials are provided for informational purposes only and should not be used or construed as a recommendation of any security, sector, or investment strategy. Please consult your tax or financial advisor for additional information concerning your specific situation.

Text - Nothing contained herein constitutes investment, legal, tax or other advice nor is it to be relied on in making an investment or other decision. The information presented is only as current as the date indicated, and may be superseded by subsequent market events or for other reasons. Statements concerning financial market trends are based on current market conditions, which will fluctuate. The viewpoints expressed by me during the course of my presentation are not necessarily the viewpoints of others or Fidelity as an organization.

Text - Past performance is no guarantee of future results. Investment return will fluctuate, therefore you may have a gain or loss when you sell shares.

Text - An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at 1.00 per share, it is possible to lose money by investing in the fund. Interest rate increases can cause the price of money market securities to decrease.

Text - Diversification does not ensure a profit or guarantee against a loss.

Text - In general the bond market is volatile, and fixed income securities carry interest rate risk. (As interest rates rise, bond prices usually fall, and vice versa. This effect is usually more pronounced for longer-term securities.) Fixed income securities also carry inflation risk and credit and default risks for both issuers and counterparties. Unlike individual bonds, most bond funds do not have a maturity date, so avoiding losses caused by price volatility by holding them until maturity is not possible. Foreign securities can be more volatile than U.S. markets due to increased risks of adverse issuer, political, regulatory, market or economic developments. Changes in government regulation, interest rates and economic downturns can have a significant effect on issuers in the financial services sector, including the price of their securities or their ability to meet their payment obligations. Prepayment of principal prior to a security's maturity can cause greater price volatility if interest rates change. The fund can invest in securities that may have a leveraging effect (such as derivatives and forward-settling securities) which may increase market exposure, magnify investment risks, and cause losses to be realized more quickly. Conservative Income Bond Fund is not a money market fund and will have a fluctuating NAV.

Text - Before investing, consider the funds' investment objectives, risks, charges, and expenses. Contact Fidelity for a prospectus or, if available, a summary prospectus containing this information. Read it carefully.

Text - Fidelity Brokerage Services LLC, Member NYSE, SIPC, 900 Salem Street, Smithfield, RI 02917

Text - 720036.1.0

[bottom left footer] 3 For plan sponsor use only -- not for distribution to plan participants

[bottom right footer picture of Fidelity Investments and pyramid design logo appears]

November Plan Sponsor Notification (Cover Letter) (Draft).docx

To: Responsible Named Fiduciary or Plan Administrator

From: Fidelity Investments ("Fidelity")

Re: Merger of Fidelity® U.S. Government Reserves into the Fidelity® Government Money Market Fund,

Merger of Fidelity® Select Money Market Portfolio into the Fidelity® Money Market Fund and the

Merger of Prime Fund - Daily Money Class into the Fidelity® Government Money Market Fund

In July 2014, the U.S. Securities and Exchange Commission issued new regulations for money market mutual funds. Since the rules have been released, we have spent significant time reviewing the rules and listening to our customers' preferences. As part of Fidelity's continued efforts to address these new requirements, meet our customers' needs and simplify and strengthen our money market mutual fund product line, we are contacting you with information about the merger of Fidelity® U.S. Government Reserves, Fidelity® Select Money Market Portfolio and Prime Fund - Daily Money Class ("Merging Fund") into the Fidelity® Government Money Market Fund, Fidelity® Money Market Fund and Fidelity® Government Money Market Fund ("Successor Fund"), respectively.

[For clients with email addresses]

A special meeting of shareholders of the Fidelity funds mentioned above will be held on May 12, 2015, to seek shareholder approval to merge each Merging Fund into its corresponding Successor Fund (the "Merger").The Merging Fund is an investment in the plan(s) listed in the email transmittal (the "Plan"). Unless you provide alternative direction to Fidelity by July 2, 2015, the Merger will be reflected in the Plan as described below. For more information about the Merger please click here (provide hyperlink to supplemental information)

[For clients without email addresses]

A special meeting of shareholders of the Fidelity funds mentioned above will be held on May 12, 2015, to seek shareholder approval to merge each Merging Fund into its corresponding Successor Fund (the "Merger")..The Merging Fund is an investment in the plan(s) listed below (the "Plan"). Unless you provide alternative direction to Fidelity by July 2, 2015, the Merger will be reflected in the Plan as described below. For more information about the Merger please see the enclosed letter to Merging Fund shareholders.

Plan Name	Plan Number

Beginning on or about November 6, 2015, or as soon as administratively feasible thereafter (the "Merger Date"), subject to any required approval, the Merging Fund expects to merge into the Successor Fund as reflected below:

Merging Fund	Ticker	Successor Fund	Ticker	Merger Date (Appr)
Fidelity® Select Money Market Portfolio	FSLXX	Fidelity® Money Market Fund	TBD	November 6, 2015
Prime Fund - Daily Money	FDAXX	Fidelity® Government Money Market Fund	TBD	November 13, 2015
Fidelity® U.S. Government Reserves	FGRXX	Fidelity® Government Money Market Fund	TBD	November 20, 2015

As a result, after the close of trading on the New York Stock Exchange (normally 4 p.m., Eastern Time) on the Merger Date:

1. The Successor Fund will be added as an investment option in the Plan. If the Merging Fund was a frozen (i.e. closed to new monies) investment option in the Plan, the Successor Fund will also be frozen.

2. Participants' balances in the Merging Fund will be transferred to the Successor Fund.

3. Pending exchanges and future loan repayments and contributions otherwise directed to the Merging Fund will be redirected to the Successor Fund.

4. The Merging Fund will be eliminated as an investment option in the Plan; and

5. The applicable recordkeeping, services and/or trust agreement for the Plan is deemed to be amended to reflect the Merger.

If you wish to map balances in the Merging Fund to an existing investment option in the Plan in lieu of the Successor Fund, please contact your Managing Director for a sample direction letter and amendment. The completed and signed direction must be received by Fidelity by July 2, 2015.

Prospectus Delivery

An updated prospectus for the Merging Fund, which describes the merger, is electronically available through the Mutual Fund Investment Detail page for the Plan on Fidelity NetBenefits or http://www.fidelity.com/workplacedocuments.

If the prospectus cannot be accessed, it may be obtained by contacting Fidelity.

Notifying Participants about the Merger

Applies to Emerging / Mid / Advisor Plans  (plans that do not have participant communication support from Fidelity)

If the Plan is subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), you may be required to notify all eligible employees and participants of these changes to the Plan's investment options under the ERISA section 404a-5 regulation and/or provide notification to meet other regulatory obligations, including under the ERISA section 404(c)(5) regulation. You are responsible for determining and meeting any applicable requirements.

Fidelity will not deliver participant notifications. However, once available, Fidelity will provide a sample communication that describes the Merger to help facilitate your participant communication efforts.  If the Sponsor delivers a participant communication, consider that employees who become eligible for the Plan on or after that communication date may need to get the communication until the Plan's participant disclosure notice has been updated to reflect this change.

Applies to Strategic / Large / TEM Plans (plans that have participant communication support from Fidelity)

If the Plan is subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), you may be required to notify all eligible employees and participants of these changes to the Plan's investment options under ERISA section 404(a) and related Department of Labor ("DOL") regulations, and/or provide notification to meet other regulatory obligations including under ERISA section 404(c)(5).

If the Plan is subject to ERISA, Fidelity will notify all Plan participants on Fidelity's recordkeeping platform of the Merger, prior to the Merger Date (or as soon thereafter as administratively feasible).

If the Plan is not subject to ERISA, at a minimum Fidelity will notify those Plan participants who are invested in the Merging Fund on the date that Fidelity generates the distribution list.

Employees who become eligible to participate in the Plan on or after Fidelity generates the distribution list for the notice but before the Plan's participant disclosure notice (if applicable) is updated to reflect these changes will not be notified by Fidelity of these changes. Such Participants may need to be informed of these changes by the Plan Sponsor in another manner.

Next Steps

If the changes to the Plan resulting from the Merger as described above are acceptable, no direction from you is required. If you wish to provide direction to Fidelity to process alternatively or if you have any questions, please contact your Managing Director.

Sincerely,

Fidelity Investments

For plan sponsor or investment professional use only

Fidelity Investments Institutional Operations Company, Inc.

IWS Flash Fidelity Proxy Mailings_v2.docx

Fidelity Flash Template for March 16, 2015

Category: Investment Products

Brief Title: Fidelity Money Market Proxy Mailing

Name: [Fidelity Rep Name]

----------------------------------------------------------------------------------

Full Article

Article: Fidelity Money Market Proxy Mailing

As communicated in the January 30, 2015 Flash Notice, Fidelity Investments announced the first set of proposed changes to their money market mutual funds, which are designed to align their product offerings to best meet investors' future cash investment needs. As a result, shareholders of several Fidelity Money Market funds (list below) will receive proxy statements that are mailing today, March 16, 2015.

Key Points:

[bullet] Fidelity proxies mailed to shareholders of record on March 16, 2015 as communicated in the January 30, 2015 Flash Notice

[bullet] List of impacted funds below and access proxy Q&A in early April, 2015

[bullet] New CUSIPs / symbols should be available

Conversion of Fidelity Prime Money Market Funds to Government Money Market Funds - - Shareholders of each applicable fund will receive a proxy statement asking for their approval of the proposed conversion of their fund from a "prime" fund to a government money market fund. Fidelity is proposing that the following funds be converted to government money market funds: Fidelity Cash Reserves, VIP Money Market Portfolio and FMMT Retirement Money Market Portfolio.

Current Fund Name	Current Symbol	Proposed New Name*	Eligible for Core Sweep	Record Date / Customer Mailing	Meeting Date	Anticipated Effective Date
Fidelity Cash Reserves	FDRXX	Fidelity Government Cash Reserves	Yes	March 16, 2015	May 12, 2015	Q4 2015
FMMT Retirement Money Market Portfolio	FRTXX	FMMT Retirement Government Money Market II Portfolio	Position Only	March 16, 2015	May 12, 2015	Q4 2015
VIP Money Market Portfolio	FAVMM	VIP Government Money Market Portfolio	Position Only	March 16, 2015	May 12, 2015	Q4 2015

* If approved, each of the funds' symbols and CUSIPs will remain the same.

Fund Merger Proposals - Shareholders of certain funds will receive a proxy statement asking for their approval of the merger of their fund into another Fidelity money market fund. Fidelity is proposing that the following funds be merged into other acquiring funds: Select Money Market Fund, Cash Management Funds (CMF): Prime Fund, and U.S. Government Reserves.

Current Fund Name	Current Symbol	Acquiring Fund*	Eligible for Core Sweep	Record Date / Customer Mailing	Meeting Date	Anticipated Merger Date
Select Money Market	FSLXX	Fidelity Money Market Premium Class	Position Only	March 16, 2015	May 12, 2015	Nov 2015
CMF Prime Fund: Daily Money Class**	FDAXX	Fidelity Government Money Market: Daily Money Class	Core	March 16, 2015	May 12, 2015	Nov 2015
CMF Prime Fund: Capital Reserves Class**	FPRXX	Fidelity Government Money Market: Capital Reserves	Core	March 16, 2015	May 12, 2015	Nov 2015
U.S. Government Reserves	FGRXX	Fidelity Government Money Market: Premium Class	Position Only	March 16, 2015	May 12, 2015	Nov 2015

* If approved, impact will be name change, CUSIP/symbol change, and new investment objective.

** May be held as core for small number of accounts via exception.

To help advisors navigate such changes, Fidelity Institutional Wealth Services will provide ongoing communication and support. In addition, customer applications and online account opening tools will be updated to reflect such changes. We will communicate specific timelines for such work in the coming weeks. Please contact your IWS relationship manager if you have additional questions.

For investment professional use only. Not for distribution to the public.

Clearing, custody, or other brokerage services may be provided by National Financial Services LLC, or Fidelity Brokerage Services LLC, Members NYSE, SIPC.

713723.3.0